Exhibit 99.1 - Separation agreement dated May 1, 2006, between the Company and John Cammarano

                              SEPARATION AGREEMENT

            Agreement, made this first day of May, 2006, by and between Adsouth Partners, Inc., a Nevada corporation with offices at 1141 S. Rogers Circle, Boca Raton, FL 33487 and any and all of its subsidiaries ("Adsouth") (or any name whatsoever it may be called),; and John Cammarano, whose address is XXXXXXXXXXXXXXXXXXXXXXXXXXXX ("Cammarano");

                                  WITNESSETH:

            WHEREAS, Cammarano is a director and Chief Executive Officer of Adsouth and an officer and/or director of one or more of its subsidiaries; and

            WHEREAS, Cammarano desires to resign as an officer of Adsouth and as an officer and director of Adsouth's subsidiaries; and

            WHEREAS, Cammarano is a party to an employment agreement with Adsouth which provides for certain severance and other payments to him; and

            WHEREAS, the parties desire to set forth their respective obligations in this Agreement; and

            WHEREAS, Cammarano desires to continue as a director until the expiration of his present term;

            WHEREFORE, the parties hereto do mutually agree as follows:

            1. Resignation. Cammarano hereby resigns as Chief Executive Officer and president of Adsouth. He also hereby resigns as an officer and director of each of Adsouth's subsidiaries, including, but not limited to Adsouth, Inc., Dermafresh, Inc., Miko Distributors, Inc., and Genco Power Solutions, Inc., all Florida corporations (collectively, the "Subsidiaries"). Cammarano shall continue as a director of Adsouth until the expiration of his term or until his successor is elected and qualified.

            2. Payments to Cammarano. Adsouth shall make the following payments to Cammarano:

                 (a) Until Adsouth makes the first payment pursuant to Section 2(b), Adsouth will continue to pay Cammarano his salary at the current rate, which is at the annual rate of $250,000. The last payment due pursuant to this
Section 2(a) shall be the last regularly scheduled salary payment day preceding the first payment pursuant to Section 2(b).


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                 (b)   Adsouth will pay Cammarano severance payments in the
total amount of $270,833, payable in seven consecutive monthly installments. The first six monthly installments will be in the amount of $41, 667.00 and the seventh installment shall be in the amount of $20,833.33. The first payment shall be made not later than May 16, 2006, and the second through sixth payments pursuant to this Section 2(b) shall be made on the same day of the month for the following six months; provided, that if a payment is due on a day which is not a business day, the payment shall be made on the next business day. In the alternative and as a priority over the preceding, if the envisioned sale of the Adsouth Division to WWE takes place with a cash element the then remaining outstanding balance due to Cammarano shall be immediately paid in full to Cammarano. A business day shall mean a day other than a Saturday, Sunday or other day on which banks are required or permitted to be closed in the State of Florida.

                 (c) Adsouth shall pay Cammarano his Quarterly Bonus, as defined in Section 3(b)(ii) of his employment agreement (the "Employment Agreement") dated October 7, 2005 between Adsouth and Cammarano, but in no event and the Employment Agreement notwithstanding, more than two hundred seventy-five thousand ($275,000.00) dollars, for the quarter in which the contemplated sale by Adsouth of its products sector to MFC Development Corp. ("MFC") is consummated, provided, that such sale is consummated not later than the quarter ended September 30, 2006. Except as set forth in this Section 2(c), no Quarterly Bonus shall be payable to Cammarano for any quarter after the quarter ended March 31, 2006.

                 (d) Adsouth shall pay the insurance premiums on such insurance coverage as Cammarano elects in exercise of his rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") until the earlier of
(i) one year from the date of this Agreement or (ii) the month in which Cammarano first obtains insurance coverage from another employer. It is Cammarano's responsibility to take any action necessary for him to obtain coverage under COBRA.

                 (e) Adsouth shall transfer title to Cammarano, within fifteen days of the date of the last signature hereto, for the model year 2004 Nissan Titan, VIN: 1N6AA07A44N570976, free and clear of all liens and encumbrances.

                 (f) Adsouth shall transfer to Cammarano his cell phone and cell phone service and service contract, and Cammarano shall assume and agree to pay such service contract; provided, that


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Adsouth shall pay or reimburse Cammarano for any cell phone bills which are due for a six (6) month period from the date of this Agreement with monthly billing not to exceed historical data.

                 (g) Except as set forth in this Section 2 and except as set forth its obligations referred to in Section 3(b) of this Agreement, Adsouth shall have no financial obligation to Cammarano of any kind.

                 (h) Cammarano's stock, stock options and related shares shall immediately vest and become exercisable consistent with all applicable laws (SEC, State, Federal and otherwise).

                 (i) Any and all of Adsouth's subsidiaries and affiliates guarantee any and all financial obligations undertaken by Adsouth in favor of Cammarano, pursuant to this Agreement or otherwise.

            3.   Continuing Obligations.

                 (a) Cammarano agrees that the provisions of Sections 6, 7, 8 and 9 of the Employment Agreement shall continue in full force and effect as set forth therein, except as set forth in Section 4 of this Agreement. Regarding
Section 7 of said Agreement Cammarano my not compete with any of the same or similar products for one year, but can compete immediately with respect to unrelated products

                 (b) Adsouth agrees that the provisions of Section 10 of the Employment Agreement shall continue in full force and effect as set forth therein.

                 (c) Both parties agree that the provisions of Section 11 (other than Section 11(c)) of the Employment Agreement shall continue in full force and effect as set forth therein with respect to the provisions which are surviving pursuant to Sections 3(a) and 3(b) of this Agreement.

            4. Negotiations with MFC. Adsouth understands that Cammarano may engage in negotiations with respect to a position with MFC, and Adsouth consents to Cammarano being employed or otherwise engaged by MFC on such terms as he and MFC may agree, provided that Cammarano does not violate the covenants referred to in Section 3(a) of this Agreement, except that the restriction set forth in
Section 7(a)(iv) of the Employment Agreement shall not apply to employment with MFC. Moreover, Cammarano shall be entitled at any time to solicit business from Adsouth retail customers -- for the same or similar products that he sold while employed by Adsouth, as well as unrelated products -- on behalf of MFC, if he is in fact employed by MFC.


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            5.   Releases.

                 (a) Cammarano does hereby release and discharge Adsouth, the Subsidiaries, their respective officers, directors, agents, counsel and employees and their respective heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, in law, admiralty or equity which against them or any of them Cammarano and his heirs, executors and administrators ever had, now have or in the future can, shall or may have, for, upon or by reason or any matter, cause or thing from the beginning of the world to the date of this Agreement, except for Adsouth's obligations under this Agreement.

                 (b) Adsouth does hereby release and discharge Cammarano and his heirs, executors and administrators from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, in law, admiralty or equity which against them or any of them Adsouth and its successors and assigns ever had, now have or in the future can, shall or may have, for, upon or by reason or any matter, cause or thing from the beginning of the world to the date of this Agreement except for (i) Cammarano's obligations under this Agreement and the Employment Agreement, to the extent provided in Section 3 of this Agreement, and (ii) any conduct which is described in clauses (a) and (b) of Nevada Revised Statutes Section 138(7).

            6.   Miscellaneous.

                 (a) Cammarano represents, warrants, covenants and agrees that he has a right to enter into this Agreement.

                 (b) Adsouth represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement.

                 (c) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if


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transmission is confirmed by mail as provided in this Section 6(c), to the parties at their respective addresses set forth at the beginning of this Agreement or by telecopier to Adsouth at (561) 750-0420, or to Cammarano at
(561) - , with notice to Adsouth being sent to the attention of the individual who executed this Agreement on behalf of Adsouth. Either party may, by like notice, change the person, address or telecopier number to which notice is to be sent. If no telecopier number is provided for Cammarano, notice to him shall not be sent by telecopier.

                 (d) This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida applicable to contracts executed and to be performed wholly within such State.

                 (e) Except for actions, suits, or proceedings taken pursuant to or under Section 3(a) of this Agreement, any dispute concerning this Agreement or the rights of the parties hereunder shall be submitted to binding arbitration in Miami, Florida before a single arbitrator under the rules of the American Arbitration Association. The award of the arbitrator shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. If one party prevails on all matter that are in dispute, the arbitrator shall award counsel fees and costs to the prevailing party. The arbitrator shall have no power to modify or amend any specific provision of this Agreement except as expressly provided in 6(f) of this Agreement.

                 (f) Notwithstanding the provisions of Section 6(e) of this Agreement, with respect to any claim for injunctive relief or other equitable remedy pursuant to Section 3(a) of this Agreement or any claim to enforce an arbitration award or to compel arbitration, the parties hereby (i) consent to the exclusive jurisdiction of the state courts sitting in Palm Beach County, Florida and (ii) waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereof.

                 (g) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court or arbitrator having jurisdiction may reduce the scope of


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any provision of this Agreement, including the geographic and temporal restrictions set forth in Section 7 of the Employment Agreement, so that it complies with applicable law.

                 (h) This Agreement, together with the surviving provisions of the Employment Agreement, constitute the entire agreement of Adsouth and Cammarano as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all employment agreements or understandings, all of which (except as provided in Section 3 of this Agreement) are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                 (i) Neither party hereto shall have the right to assign or transfer any of its or his rights hereunder except in connection with a merger of consolidation of Adsouth or a sale by Adsouth of all or substantially all of its business and assets.

                 (j) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

                 (k) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

                 (l) No delay or omission to exercise any right, power or remedy accruing to either party hereto shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. No waiver of any breach hereof shall be deemed to be a waiver of any other breach hereof theretofore or thereafter occurring. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in an applicable writing. All remedies afforded to either party under this Agreement, by law or otherwise, shall be cumulative and not alternative and shall not preclude assertion by such party of any other rights or the seeking of any other rights or remedies against any other party.


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                 (m)   Each party to this Agreement hereby certifies to the
other hereto that it has retained its or his own legal counsel for representation and advice as to the contents of this Agreement and its legal ramifications, and further, that each party is not relying on any statement made by the legal counsel of the other party regarding any provision of this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against either party.

                           [Signatures on next page]



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           ADSOUTH PARTNERS, INC.


                           By:/S/
                        -  -----------------------------------------------------
                           Anton Lee Wingeier, Chief Financial Officer



                           /S/
                           -----------------------------------------------------
                           John Cammarano